Strategic Latin America Fund – Class A (SLATX)
A series of Investment Managers Series Trust

Supplement dated April 28, 2014
To the Prospectus and Statement of Additional Information dated August 1, 2013

Notice to Existing Shareholders of Strategic Latin America Fund (the “Fund”):

Effective immediately, Mauricio Alvarez is the portfolio manager of the Fund and Heiner Skaliks is no longer a portfolio manager of the Fund.

The following replaces the text in the sub-section titled “Portfolio Manager” in the section titled “SUMMARY SECTION - Portfolio Manager” in the Fund’s Prospectus:

Mauricio Alvarez, Chief Compliance Officer of the Advisor, has served as the portfolio manager of the Fund since April 2014.

The following replaces the section titled “MANAGEMENT OF THE FUND - Portfolio Manager” in the Fund’s Prospectus:

Mauricio Alvarez has 15 years of investment experience. Since October 2010, Mr. Alvarez has served as the Chief Compliance Officer (“CCO”) of the Advisor, and he has been involved in implementing the strategies and decisions of the Strategic Latin America Fund. From 2009 to 2010, Mr. Alvarez was the Chief Executive Officer and CCO of Mercantil Santa Cruz Agencia de Bolsa, an asset manager and broker dealer subsidiary of Banco Mercantil Santa Cruz S.A., a Bolivian bank. From 2005 to 2009. Mr. Alvarez served as an Assistant Vice President and Branch Manager for Mid America Bank (which was acquired by National City Corporation, which was later acquired by PNC Bank), where he focused on training, business development, customer service and management. From 2002 to 2004, Mr. Alvarez worked for Nacional de Valores, the investment firm of Banco Nacional de Bolivia, where he was in charge of the strategies, decisions and trades for its investment advisor and broker dealer.  Mr. Alvarez began his career in 1999 as an investment officer and working for the broker dealer for Credibolsa Investments, a subsidiary in Bolivia of Credicorp Group of Peru.

Mr. Alvarez has a degree in economics from the Bolivian Catholic University and a Specialization in market analysis and portfolio management from the Instituto de Estudios Bursatiles in Madrid, Spain.

The following replaces the first paragraph in the section titled “DIVIDENDS AND DISTRIBUTIONS” in the Fund’s Prospectus:

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

The following replaces the section titled “MANAGEMENT OF THE FUND - Portfolio Manager - Other Accounts Managed by the Portfolio Manager” in the Fund’s Statement of Additional Information:

Portfolio Manager

Mauricio Alvarez has 15 years of investment experience. Since October 2010, Mr. Alvarez has served as the Chief Compliance Officer (“CCO”) of the Advisor, and he has been involved in implementing the strategies and decisions of the Strategic Latin America Fund. From 2009 to 2010, Mr. Alvarez was the Chief Executive Officer and CCO of Mercantil Santa Cruz Agencia de Bolsa, an asset manager and broker dealer subsidiary of Banco Mercantil Santa Cruz S.A., a Bolivian bank. From 2005 to 2009. Mr. Alvarez served as an Assistant Vice President and Branch Manager for Mid America Bank (which was acquired by National City Corporation, which was later acquired by PNC Bank), where he focused on training, business development, customer service and management. From 2002 to 2004, Mr. Alvarez worked for Nacional de Valores, the investment firm of Banco Nacional de Bolivia, where he was in charge of the strategies, decisions and trades for its investment advisor and broker dealer.  Mr. Alvarez began his career in 1999 as an investment officer and working for the broker dealer for Credibolsa Investments, a subsidiary in Bolivia of Credicorp Group of Peru.

Mr. Alvarez has a degree in economics from the Bolivian Catholic University and a Specialization in market analysis and portfolio management from the Instituto de Estudios Bursatiles in Madrid, Spain.

Other Accounts Managed by the Portfolio Manager

As of the date of this Supplement, information on other accounts managed by Mr. Alvarez is as follows:

			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	0	$ 0	0	$ 0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	0	0	0	0

Please file this Supplement with your records.

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